UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 14, 2020

NEWELL BRANDS INC.
(Exact name of registrant as specified in its charter)

Delaware	1-9608	36-3514169
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
6655 Peachtree Dunwoody Road,
Atlanta, Georgia 30328
(Address of principal executive offices including zip code)
(770) 418-7000
(Registrant’s telephone number, including area code)
Securities registered pursuant to Section 12(b) of the Act:

TITLE OF EACH CLASS	TRADING SYMBOL	NAME OF EXCHANGE ON WHICH REGISTERED
Common stock, $1 par value per share	NWL	Nasdaq Stock Market LLC
Securities registered pursuant to Section 12(g) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.    Results of Operations and Financial Condition.
On February 14, 2020 Newell Brands Inc. (the “Company”) issued a press release to report the Company’s earnings for the quarter and year ended December 31, 2019, which is attached to this report as Exhibit 99.1.
The information in this item shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, regardless of any general incorporation language in such filing.

Item 8.01.    Other Events.

On January 31, 2020, the Company received a subpoena from the U.S. Securities and Exchange Commission (the “SEC”) primarily relating to its sales practices and certain accounting matters during the period from January 1, 2016 to the date of the subpoena. The subpoena followed various informal document requests from the SEC staff, including several requests primarily related to the impairment of goodwill and other intangible assets. The Company has cooperated in providing documents and information to the SEC in connection with its requests and intends to continue to do so in connection with the subpoena.  The Company cannot predict the timing or outcome of this investigation.
Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Exhibit Description

99.1	Press Release, dated February 14, 2020, issued by Newell Brands Inc., and Additional Financial Information.
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWELL BRANDS INC.

Dated: February 14, 2020	By:	/s/ Christopher H. Peterson
Christopher H. Peterson
Chief Financial Officer & President, Business Operations

Exhibit 99.1
NEWELL BRANDS INC.
Press Release, dated February 14, 2020, issued by Newell Brands Inc., and Additional Financial Information